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HASCO 2005-NC1                                                      [HSBC LOGO]
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               Mortgage Pass-Through Certificates, Series 2005-NC1
             $649,293,049 (Approximate, Subject to +/- 10% Variance)

               HSI Asset Securitization Corporation Trust 2005-NC1
                                     Issuer

                      HSI Asset Securitization Corporation
                                    Depositor

                   Alt-A First Lien Residential Mortgage Loans

                             Transaction Highlights
                             ----------------------



================================================================================================================
                                   Avg Life        Payment Window to
                Principal          to Call /         Call / Mty
Classes      Balance ($) (1)       Mty(2)(3)        (Months)(2)(3)                    Description
----------------------------------------------------------------------------------------------------------------
I-A-1          185,531,000                                                 Not Offered Hereby
I-A-2           10,466,000                                                 Not Offered Hereby
----------------------------------------------------------------------------------------------------------------
II-A-1         154,672,000       1.00 / 1.00        1 - 21 / 1 - 21          Super Senior Sequential Floater
II-A-2         140,961,000       2.77 / 2.77         21-67 / 21-67           Super Senior Sequential Floater
II-A-3          25,284,000       5.67 / 7.70         67-68 / 67-149          Super Senior Sequential Floater
II-A-4          18,103,000       2.14 / 2.30        1 - 68 / 1-149               Senior Support Floater
  M-1           18,829,000       4.40 / 4.78         45-68 / 45-121                 Mezzanine Floater
  M-2           13,635,000       4.29 / 4.66         43-68 / 43-117                 Mezzanine Floater
  M-3           12,336,000       4.24 / 4.59         42-68 / 42-113                 Mezzanine Floater
  M-4           10,713,000       4.19 / 4.53         41-68 / 41-109                 Mezzanine Floater
  M-5            9,739,000       4.15 / 4.47         40-68 / 40-104                 Mezzanine Floater
  M-6            8,440,000       4.13 / 4.42         39-68 / 39-100                 Mezzanine Floater
  M-7            7,466,000       4.11 / 4.38         39-68 / 39-95                  Mezzanine Floater
  M-8            3,895,000       4.09 / 4.33         38-68 / 38-90                  Mezzanine Floater
  M-9            3,571,000       4.08 / 4.29         38-68 / 38-87                  Mezzanine Floater
 M-10            5,843,000       4.08 / 4.24         38-68 / 38-84                  Mezzanine Floater
 M-11            4,545,000       4.07 / 4.17         37-68 / 37-78                  Mezzanine Floater
----------------------------------------------------------------------------------------------------------------
 M-12            5,194,000                                            Privately Placed Certificates
 M-13            5,194,000                                            Privately Placed Certificates
 M-14            4,876,049                                            Privately Placed Certificates
================================================================================================================


==================================================================================
                  Expected Ratings          Total Credit
Classes         (S&P/ Moody's/ Fitch)       Enhancement (4)          Benchmark
----------------------------------------------------------------------------------
I-A-1                                            18.10%             1 Mo. LIBOR
I-A-2                                            18.10%             1 Mo. LIBOR
----------------------------------------------------------------------------------
II-A-1             [AAA / Aaa / AAA]             18.10%             1 Mo. LIBOR
II-A-2             [AAA / Aaa / AAA]             18.10%             1 Mo. LIBOR
II-A-3             [AAA / Aaa / AAA]             18.10%             1 Mo. LIBOR
II-A-4             [AAA / NR / AAA]              18.10%             1 Mo. LIBOR
  M-1              [AA+ / Aa2 / AA+]             15.20%             1 Mo. LIBOR
  M-2              [AA+ / Aa3 / AA+]             13.10%             1 Mo. LIBOR
  M-3               [AA / A1 / AA]               11.20%             1 Mo. LIBOR
  M-4               [AA / A2 / AA]                9.55%             1 Mo. LIBOR
  M-5              [AA- / A3 / AA-]               8.05%             1 Mo. LIBOR
  M-6               [A+ / Baa1 / A]               6.75%             1 Mo. LIBOR
  M-7               [A / Baa2 / A-]               5.60%             1 Mo. LIBOR
  M-8             [A- / Baa3 / BBB+]              5.00%             1 Mo. LIBOR
  M-9              [A- / NR / BBB+]               4.45%             1 Mo. LIBOR
 M-10              [BBB+ / NR / BBB]              3.55%             1 Mo. LIBOR
 M-11              [BBB / NR / BBB-]              2.85%             1 Mo. LIBOR
----------------------------------------------------------------------------------
 M-12                                             2.05%             1 Mo. LIBOR
 M-13                                             1.25%             1 Mo. LIBOR
 M-14                                             0.50%             1 Mo. LIBOR
==================================================================================


Notes:
------

(1)   Bond sizes subject to a variance of plus or minus 10%.

(2) Certificates are priced to the 10% optional redemption, as described herein.

(3)   Based on the pricing prepayment speed, as described herein.

(4)   Includes overcollateralization target of 0.50%.


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Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
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